Equity Method Investments	12 Months Ended
Dec. 31, 2014
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments Disclosure [Text Block]
Note 6.	Equity Method Investments

As of December 31, 2013 and 2014, equity method investments consisted of the following:

	December 31,
	2013		2014
	Amount	Holding %	Amount	Holding %
	(in thousands)

Create Electronic Optical Co., Ltd.	$172	21.11	92	21.11
Iris (See Note 1)	18	6.41	10	6.41
	$190		102

Create Electronic Optical Co., Ltd. (C.E.O.) is a camera module supplier. At investment date, the difference between the carrying amount of the Company’s investment in C.E.O. and the underlying equity in the net assets of C.E.O. was $370 thousand which was resulting from C.E.O.’s identifiable intangible assets and was amortized over 3 years. At the December 31, 2013, the excess of cost of such investment in C.E.O. over the Company’s share of the net assets of C.E.O. was fully amortized.

As described in Note 1, Iris was deconsolidated at October 7, 2013, and a re-measurement gain of $54 thousand was recognized in other income of the consolidated statements of income.

As of December 31, 2014, it was not practicable for management to estimate the fair values of the Company’s investments in C.E.O. and Iris due to the lack of quoted market price and the inability to estimate the fair values without incurring excessive costs. However, management identified no events or changes in circumstance that may significantly affect the Company’s ability on recovering the carrying values of these investments.